
Table of Contents

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Management Review......................   4
Portfolio of Investments.........................   6
Statement of Assets and Liabilities..............   9
Statement of Operations..........................  10
Statement of Changes in Net Assets...............  11
Financial Highlights.............................  12
Notes to Financial Statements....................  15


UTLF  SAR 2/96


Letter to Shareholders

January 30, 1996

Dear Shareholder,
    For most investors, it would be hard to surpass the success enjoyed during the second half of 1995. After getting off to a strong start in the first half of the year, the stock and bond markets continued to achieve substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities throughout 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.

    The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.


[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

    The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
    The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the six months ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 14.40 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 6.20 percent on June 30. Bond prices and yields move in opposite directions, so bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
    With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Continued on page two

1


Economic Outlook

    Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
    The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
    During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.
    On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

    As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

Don G. Powell                   Dennis J. McDonnell
Chairman                        President
Van Kampen American Capital     Van Kampen American Capital
Investment Advisory Corp.       Investment Advisory Corp.


2



          Performance Results for the Period Ended December 31, 1995
                   Van Kampen American Capital Utility Fund

                                         A Shares   B Shares   C Shares
 Total Returns
One-year total return based on NAV<F1>.    25.69%     24.43%     24.54%
One-year total return<F2>..............    18.47%     20.43%     23.54%
Life-of-Fund average annual total
  return<F2>...........................     3.98%      4.35%      5.22%
Distribution rate<F3>..................     3.76%      3.28%      3.28%
Commencement date......................  07/28/93   07/28/93   08/13/93

<F1>Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2>Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3>Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3


                         Portfolio Management Review
                   Van Kampen American Capital Utility Fund

    We recently spoke with the management team of the Van Kampen American Capital Utility Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Mary Jayne Maly, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1995.

 Q: How did utility securities perform during the second half of 1995?

 A:     In general, utilities did well because the bond market did well.
The bond market reacted largely to the continuing drop in short-term interest rates, as well as slowing economic growth. In addition, there was something positive going on in each segment of the utility sector, providing an additional boost to performance.

    The price of electric utility securities benefited from an increasing number of mergers and a softening by regulators on the issue of competition. While we don't doubt that deregulation will become a reality, it appears that it will happen more slowly than first thought, giving electric utilities time to prepare for the new business environment.
    In the telephone sector, a major telecommunications bill is pending before the Congress that could have widespread implications for both local and long-distance telephone companies. The bill could allow local phone companies to begin providing long-distance service, which should boost their growth rates. Also in the long-distance sector, AT&T announced a major restructuring that Wall Street viewed favorably and that boosted its stock price.
    The stocks of natural gas utilities benefited from the seasonal increase in gas prices and the unusually cold winter that has affected much of the country.

 Q: What changes did you make to the portfolio in light of these market conditions?

 A:    First, we increased our weighting in utilities versus non-utility stocks; and, within utilities, we increased the percentage of the portfolio invested in electric utilities,while decreasing slightly the amount invested in telephone and gas companies. The valuation of electric utility stocks remained attractive based on their dividend yields relative to other competing investments. Additionally, Van Kampen American Capital Utilities
Income Fund was merged into Van Kampen American Capital Utility Fund earlier this year. The merger went smoothly and did not significantly change the structure of the portfolio. The diversification of the portfolio at the end of December is illustrated by the chart below.


[PIE CHART]
Portfolio Holdings by Sector as a Percentage of Long-Term Investments as of December 31, 1995

Electric               50.2%
Telecommunications     26.1%
Oil, Gas, Pipeline
  and Distribution     18.7%
Other                   5.0%


4



 Q:     How did the Fund perform during the reporting period?

 A:     Class A shares of the Fund achieved a total return at net asset value of 15.79 percent<F1>. By comparison, the Standard & Poor's 40 Utilities Index achieved a total return of 23.52 percent and the Lipper Utility Fund Index achieved a total return of 14.21 percent. The S&P 40 Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Lipper Index reflects the performance of the largest utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. The S&P 40 Utilities Index significantly out-performed most utility funds during the reporting period because of the Index's heavy weighting of telephone utility stocks, which achieved strong total returns. (Please refer to the chart on page three for additional Fund performance results.)

 Q:     What is the outlook for the Fund in the next six months?

 A:     Stocks and bonds are projected to perform well in 1996, but probably not as well as last year. Since utility securities have usually done well when bonds performed well, utilities should provide competitive returns this year.
    We expect to maintain our position in electric and natural gas stocks, but we may reduce the Fund's holdings of U.S. telephone stocks. We would take this action for two reasons: first, telephone stocks did so well in 1995 that it makes sense to take some profits from their gains, and, second, the stocks probably will not perform as well this year. Additionally, we are beginning to examine the stocks of some foreign telephone companies. However, because of the special risks of foreign investing, we will proceed cautiously before making any foreign investments.
    The Fund is well positioned to take advantage of the positive fundamentals occurring within the various utility sectors. Furthermore, because utility stocks typically are considered to be defensive holdings, the securities in the portfolio should be less vulnerable than others to an economic slowdown and should provide stability regardless of economic conditions.


Alan T. Sachtleben                   Mary Jayne Maly
Executive Vice President             Portfolio Manager
Equity Investments

Please see footnotes on page three

5


Portfolio of Investments
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------
Security
Description                                                        Shares    Market Value
-----------------------------------------------------------------------------------------
Common and Preferred Stocks 91.1%
Buildings & Real Estate 2.0%
Bay Apartment Community Inc. .....................................  65,000   $  1,576,251
Cali Realty Corp. ................................................  50,000      1,093,750
Debartolo Realty Corp. ...........................................  50,000        650,000
                                                                             ------------
                                                                                3,320,001
                                                                             ------------
Electric Utilities 47.3%
Carolina Power & Light Co. .......................................  97,000      3,346,500
CMS Energy Corp. ................................................. 117,000      3,495,375
Detroit Edison Co. ...............................................  99,000      3,415,500
DPL Inc. ......................................................... 132,700      3,284,325
DQE Inc. ......................................................... 123,391      3,794,273
Duke Power Co. ...................................................  55,740      2,640,683
Empresa Nacional de Electricidad -- ADR (Spain)...................  60,000      3,435,000
Florida Progress Corp. ...........................................  73,000      2,582,375
FPL Group Inc. ...................................................  80,000      3,710,000
General Public Utilities Corp. ................................... 104,175      3,541,950
Illinova Corp. ................................................... 120,000      3,600,000
National Grid Group...............................................  48,422        149,650
National Power PLC -- ADR (UK)....................................  64,500        596,625
New England Electric Systems......................................  77,000      3,051,125
New York St Electric & Gas Corp. ................................. 102,000      2,639,250
Nipsco Inc. ......................................................  93,800      3,587,850
Ohio Edison Co. .................................................. 118,000      2,773,000
P P & L Resources Inc. ........................................... 118,000      2,950,000
Peco Energy Co. .................................................. 101,923      3,070,430
Pinnacle West Capital Corp. ...................................... 125,400      3,605,250
Portland General Corp. ........................................... 117,000      3,407,625
Powergen PLC -- ADR (UK) <F2>.....................................  75,000        984,375
Rochester Gas & Electric Corp. ................................... 108,000      2,443,500
SCE Corp. ........................................................ 100,000      1,775,000
Teco Energy Inc. ................................................. 135,300      3,467,063
Texas Utilities Co. .............................................. 109,000      4,482,625
Unicom Corp. .....................................................  95,000      3,111,250
Yorkshire Electric................................................  64,000        663,954
                                                                             ------------
                                                                               79,604,553
                                                                             ------------
Energy 1.2%
Repsol SA -- ADR (Spain)..........................................  60,300      1,982,362
                                                                             ------------
Oil, Gas, Pipeline and Distribution 16.4%
Coastal Corp. ....................................................  95,000      3,538,750

See Notes to Financial Statements

6

Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------
Security
Description                                                        Shares    Market Value
-----------------------------------------------------------------------------------------
Oil, Gas, Pipeline and Distribution (Continued)
El Paso Natural Gas Co. .........................................   80,000   $  2,270,000
KN Energy Inc. ...................................................  87,313      2,542,991
MCN Corp. ........................................................ 124,000      2,883,000
National Fuel Gas Co. NJ..........................................  84,300      2,834,587
Nicor Inc. .......................................................  98,211      2,700,803
Northwest Natural Gas Co. ........................................  30,300        999,900
Panhandle Eastern Corp. .......................................... 109,000      3,038,375
Southwest Gas Corp. .............................................. 100,000      1,762,500
TransCanada Pipelines Ltd. (Canada)............................... 125,000      1,718,750
Westcoast Energy Inc. (Canada).................................... 100,000      1,462,500
Williams Cos Inc. -- Preferred....................................  25,000      1,856,250
                                                                             ------------
                                                                               27,608,406
                                                                             ------------
Telecommunications 22.4%
Airtouch Communications Inc. <F2>................................. 106,700      3,014,275
Alltel Corp. .....................................................  81,150      2,393,925
Ameritech Corp. ..................................................  61,670      3,638,530
AT & T Corp. .....................................................  51,600      3,341,100
Bellsouth Corp. ..................................................  88,000      3,828,000
Century Telephone Enterprises Inc. ...............................  98,150      3,116,263
Frontier Corp. ................................................... 105,250      3,157,500
MCI Communications Corp. ......................................... 124,000      3,239,500
Nynex Corp. ......................................................  71,000      3,834,000
Portugal Telecom SA -- ADR (Portugual) <F2>.......................  14,200        269,800
Royal PTT-ADR (Netherlands).......................................  55,000      1,996,173
SBC Communications Inc. ..........................................  30,000      1,725,000
Telefonos De Mexico SA ADR (Mexico)...............................  73,000      2,326,875
U.S. West Inc. ...................................................  35,000      1,251,250
U.S. West Media Group <F2>........................................  35,000        665,000
                                                                             ------------
                                                                               37,797,191
                                                                             ------------
Water & Sewer Utilities 1.8%
American Water Works Inc. ........................................  61,083      2,374,601
North West Water..................................................  28,000        267,868
United Water Resources Inc. ......................................  31,400        376,800
                                                                             ------------
                                                                                3,019,269
                                                                             ------------
Total Common and Preferred Stocks.........................................    153,331,782
                                                                             ------------
Fixed Income Securities 6.7%
Electric Utilities 1.8%
Idaho Power Co. ($500,000 par, 8.000% coupon, 03/15/04 maturity,
  S&P rating A)...........................................................        556,133
Iowa Electric Light & Power Co. ($700,000 par, 8.625% coupon,
  05/15/01 maturity, S&P rating A)........................................        786,197


See Notes to Financial Statements

7



Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------------------------------
Security
Description                                                                  Market Value
-----------------------------------------------------------------------------------------
Electric Utilities (Continued)
Texas Utilities Electric Co. ($1,000,000 par, 8.250% coupon,
  04/01/04 maturity, S&P rating BBB+).............................           $  1,121,832
Union Electric Co. ($500,000 par, 7.375% coupon, 12/15/04
  maturity, S&P rating AA-).......................................                544,108
                                                                             ------------
                                                                                3,008,270
                                                                             ------------
Telecommunications 3.0%
AT & T Corp. ($1,000,000 par, 7.500% coupon, 06/01/06 maturity,
  S&P rating AA)..................................................              1,107,403
Cox Communications Inc. ($1,000,000 par, 6.875% coupon, 06/15/05
  maturity, S&P rating A-)........................................              1,039,710
GTE Corp. ($355,000 par, 9.375% coupon, 12/01/00 maturity, S&P
  rating BBB+)....................................................                403,069
MCI Communications Corp. ($635,000 par, 7.500% coupon, 08/20/04
  maturity, S&P rating A-)........................................                697,499
Time Warner Inc. ($1,158,000 par, 8.750% coupon, 01/10/15
  maturity, S&P rating BB+).......................................              1,204,372
United Telecommunications Kansas ($617,000 par, 9.750% coupon,
  04/01/00 maturity, S&P rating BBB)..............................                700,599
                                                                             ------------
                                                                                5,152,652
                                                                             ------------
Oil, Gas, Pipeline and Distribution 1.9%
Colorado Interstate Gas Co. ($500,000 par, 10.000% coupon,
  06/15/05 maturity, S&P rating BBB-).............................                620,269
Enron Corp. ($1,000,000 par, 7.125% coupon, 05/15/07 maturity, S&P
  rating BBB+)....................................................              1,062,662
Laclede Gas Co. ($330,000 par, 8.500% coupon, 11/15/04 maturity,
  S&P
  rating AA-).....................................................                382,599
Panhandle Eastern Pipe Line Co. ($500,000 par, 7.875% coupon,
  08/15/04 maturity, S&P rating BBB)..............................                553,911
Southwest Gas Corp. ($400,000 par, 9.750% coupon, 06/15/02
  maturity, S&P rating BBB-)......................................                468,018
Texas Eastern Transmission Corp. ($100,000 par, 8.000% coupon,
  07/15/02 maturity, S&P rating BBB)..............................                110,087
                                                                             ------------
                                                                                3,197,546
                                                                             ------------
Total Fixed Income Securities.............................................     11,358,468
                                                                             ------------
Total Long-Term Investments 97.8%
  (Cost $144,008,160)<F1>.................................................    164,690,250
Short-Term Investments at Amortized Cost 2.3%.............................      3,844,386
Liabilities in Excess of Other Assets (0.1%)..............................       (245,758)
                                                                             ------------
Net Assets 100%...........................................................   $168,288,878
                                                                             ============

<F1> At December 31, 1995, cost for federal income tax purposes is
     $144,008,160; the aggregate gross unrealized appreciation is $22,425,936 and the aggregate gross unrealized depreciation is $1,743,953, resulting in net unrealized appreciation including foreign currency translation of $20,681,983.

<F2> Non-income producing security as this stock currently does not declare dividends.


See Notes to Financial Statements

8


Statement of Assets and Liabilities
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $144,008,160) (Note 1)..............   $164,690,250
Short-Term Investments (Note 1)........................................      3,844,386
Cash...................................................................          3,053
Receivables:
  Dividends............................................................        767,710
  Interest.............................................................        146,745
  Fund Shares Sold.....................................................         75,851
Unamortized Organizational Expenses (Note 1)...........................         59,119
Other..................................................................         15,501
                                                                          ------------
      Total Assets.....................................................    169,602,615
                                                                          ------------
Liabilities:
Payables:
  Income Distribution..................................................        298,545
  Investment Advisory Fee (Note 2).....................................        241,052
  Fund Shares Repurchased..............................................        222,491
Accrued Expenses.......................................................        551,649
                                                                          ------------
      Total Liabilities................................................      1,313,737
                                                                          ------------
Net Assets.............................................................   $168,288,878
                                                                          ============
Net Assets Consist of:
Capital (Note 3).......................................................   $160,186,557
Net Unrealized Appreciation on Investments.............................     20,681,983
Accumulated Distributions in Excess of Net Investment Income...........        (23,562)
Accumulated Net Realized Loss on Investments...........................    (12,556,100)
                                                                          ------------
Net Assets.............................................................   $168,288,878
                                                                          ============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $62,603,219
    and 4,169,029 shares of capital stock issued and outstanding) (Note
    3).................................................................   $      15.02
    Maximum sales charge (5.75%* of offering price)....................            .92
                                                                          ------------
    Maximum offering price to public...................................   $      15.94
                                                                          ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $100,685,595 and
    6,706,347 shares of capital stock issued and outstanding) (Note
    3).................................................................   $      15.01
                                                                          ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $5,000,064 and
    333,074 shares of capital stock issued and outstanding) (Note 3)...   $      15.01
                                                                          ============

*On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

9


Statement of Operations
For the Six Months Ended December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------------
Investment Income:
Dividends (Net of foreign withholding taxes of $88,139)................   $  3,445,883
Interest...............................................................        430,686
                                                                          ------------
    Total Income.......................................................      3,876,569
                                                                          ------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C
  of $70,281, $451,334 and $15,099, respectively) (Note 5).............        536,714
Investment Advisory Fee (Note 2).......................................        485,323
Shareholder Services (Note 2)..........................................        138,612
Trustees Fees and Expenses (Note 2)....................................         31,700
Amortization of Organizational Expenses (Note 1).......................         11,592
Legal (Note 2).........................................................          6,440
Other..................................................................        251,559
                                                                          ------------
    Total Expenses.....................................................      1,461,940
    Less Expenses Reimbursed...........................................         13,125
                                                                          ------------
    Net Expenses.......................................................      1,448,815
                                                                          ------------
Net Investment Income..................................................   $  2,427,754
                                                                          ============
Realized and Unrealized Gain/Loss on Investments and Foreign Currency:
Net Realized Gain on Investments and Foreign Currency (Including
  realized loss on foreign currency transactions of $59,842)...........   $  1,067,467
                                                                          ------------
Unrealized Appreciation/Depreciation on Investments and Foreign
  Currency:
  Beginning of the Period..............................................        319,167
  End of the Period (Including unrealized depreciation on foreign
    currency translation of $107)......................................     20,681,983
                                                                          ------------
Net Unrealized Appreciation on Investments and Foreign Currency During
  the Period...........................................................     20,362,816
                                                                          ------------
Net Realized and Unrealized Gain on Investments and Foreign Currency...   $ 21,430,283
                                                                          ============
Net Increase in Net Assets from Operations.............................   $ 23,858,037
                                                                          ============

See Notes to Financial Statements

10

Statement of Changes in Net Assets
For the Six Months Ended December 31, 1995 and the Year Ended June 30, 1995
(Unaudited)
-------------------------------------------------------------------------------------------
                                                         Six Months Ended       Year Ended
                                                        December 31, 1995    June 30, 1995
-------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income................................         $ 2,427,754      $ 5,542,812
Net Realized Gain/Loss on Investments and Foreign
  Currency...........................................           1,067,467      (11,154,213)
Net Unrealized Appreciation on
  Investments and Foreign Currency During the
  Period.............................................          20,362,816       15,931,333
                                                               ----------       ----------
Change in Net Assets from Operations.................          23,858,037       10,319,932
                                                               ----------       ----------
Distributions from Net Investment Income.............          (3,991,364)      (5,566,468)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................             (76,720)             -0-
                                                               ----------       ----------
Total Distributions from and in Excess of Net
  Investment Income*.................................          (4,068,084)      (5,566,468)
                                                               ----------       ----------
Net Change in Net Assets from Investment
  Activities.........................................          19,789,953        4,753,464
                                                               ----------       ----------
From Capital Transactions (Note 3):
Proceeds from Shares Sold............................          35,611,729       19,193,852
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           3,236,666        4,462,088
Cost of Shares Repurchased...........................         (23,011,543)     (32,083,914)
                                                               ----------       ----------
Net Change in Net Assets from Capital Transactions...          15,836,852       (8,427,974)
                                                               ----------       ----------
Total Increase/Decrease in Net Assets................          35,626,805       (3,674,510)
Net Assets:
Beginning of the Period..............................         132,662,073      136,336,583
                                                               ----------       ----------
End of the Period (Including undistributed net
  investment income of $(23,562) and $1,563,610,
  respectively)......................................        $168,288,878     $132,662,073
                                                             ============     ============



                                                             Six Months Ended          Year Ended
            *Distributions by Class                         December 31, 1995       June 30, 1995
--------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares...............................                    $(1,726,795)       $(2,381,991)
  Class B Shares...............................                     (2,277,186)        (3,137,968)
  Class C Shares...............................                        (64,103)           (46,441)
  Class D Shares...............................                            N/A                (68)
                                                                   -----------         ----------
                                                                   $(4,068,084)       $(5,566,468)
                                                                   ===========         ==========

See Notes to Financial Statements

11


Financial Highlights
--------------------------------------------------------------------------------------------
    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------------------
                                                                         From July 28, 1993
                                                                              (Commencement
                                                                              of Investment
                                   Six Months Ended       Year Ended         Operations) to
        Class A Shares            December 31, 1995    June 30, 1995          June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................             $13.386          $12.906                $14.300
                                             ------           ------                 ------
Net Investment Income..........                .270             .595                   .479
Net Realized and Unrealized
  Gain/Loss on Investments and
  Foreign Currency.............               1.810             .485                 (1.513)
                                             ------           ------                 ------
Total from Investment
  Operations...................               2.080            1.080                 (1.034)
                                             ------           ------                 ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income (Note 1)............                .450             .600                   .323
  Distributions in Excess of
    Net Realized Gain on
    Investments................                 -0-              -0-                   .037
                                             ------           ------                 ------
Total Distributions............                .450             .600                   .360
                                             ------           ------                 ------
Net Asset Value, End of the
  Period.......................             $15.016          $13.386                $12.906
                                             ======           ======                 ======
Total Return*..................              15.79%**          8.70%                 (7.38%)**
Net Assets at End of the Period
  (In millions)................               $62.6            $50.4                  $51.5
Ratio of Expenses to Average
  Net Assets* (Annualized).....               1.47%            1.34%                  1.34%
Ratio of Net Investment Income
  to Average Net Assets*
  (Annualized).................               3.70%            4.55%                  4.10%
Portfolio Turnover.............              48.68%          109.10%                101.54%
*If certain expenses had not
been assumed by VKAC, total
return would have been lower
and the ratios would have been
as follows:
Ratio of Expenses to Average
  Net Assets (Annualized)......               1.49%              N/A                    N/A
Ratio of Net Investment Income
  to Average Net Assets
  (Annualized).................               3.68%              N/A                    N/A
**Non-Annualized

N/A = Not Applicable

See Notes to Financial Statements

12



Financial Highlights (Continued)
--------------------------------------------------------------------------------------------
    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------------------
                                                                         From July 28, 1993
                                                                              (Commencement
                                                                              of Investment
                                   Six Months Ended       Year Ended         Operations) to
        Class B Shares            December 31, 1995    June 30, 1995          June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................             $13.356         $12.880               $14.300
                                               ------           ------                ------
Net Investment Income.............                .215            .507                  .394
Net Realized and Unrealized
  Gain/Loss on Investments and
  Foreign Currency................               1.811            .461                (1.519)
                                               ------           ------                ------
Total from Investment
  Operations......................               2.026            .968                (1.125)
                                               ------           ------                ------
Less:
  Distributions from and in Excess
    of Net Investment Income (Note
    1)............................                .369            .492                  .258
  Distributions in Excess of Net
    Realized Gain on
    Investments...................                 -0-             -0-                  .037
                                               ------           ------                ------
Total Distributions...............                .369            .492                  .295
                                               ------           ------                ------
Net Asset Value, End of the
  Period..........................             $15.013         $13.356               $12.880
                                                ======          ======                ======
Total Return*.....................              15.31%**          7.80%               (8.02%)**
Net Assets at End of the Period
  (In millions)...................              $100.7           $81.0                 $83.7
Ratio of Expenses to Average Net
  Assets* (Annualized)............               2.22%           2.05%                 2.06%
Ratio of Net Investment Income to
  Average Net Assets*
  (Annualized)....................               2.97%           3.84%                 3.36%
Portfolio Turnover................              48.68%         109.10%               101.54%
*If certain expenses had not been
assumed by VKAC, total return
would have been lower and the
ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (Annualized).............               2.24%             N/A                   N/A
Ratio of Net Investment Income to
  Average Net Assets
  (Annualized)....................               2.96%             N/A                   N/A
**Non-Annualized
N/A = Not Applicable

See Notes to Financial Statements

13



Financial Highlights (Continued)
--------------------------------------------------------------------------------------------
    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------------------
                                                                       From August 13, 1993
                                                                              (Commencement
                                                                           of Distribution)
                                   Six Months Ended       Year Ended                     to
        Class C Shares            December 31, 1995    June 30, 1995          June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the
  Period....................             $13.356          $12.868                   $14.460
                                          ------           ------                    ------
Net Investment Income.......                .259             .482                      .330
Net Realized and Unrealized
  Gain/Loss on Investments
  and Foreign Currency......               1.766             .498                    (1.627)
                                          ------           ------                    ------
Total from Investment
  Operations................               2.025             .980                    (1.297)
                                          ------           ------                    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income
    (Note 1)................                .369             .492                      .258
  Distributions in Excess of
    Net Realized Gain on
    Investments.............                 -0-              -0-                      .037
                                          ------           ------                    ------
Total Distributions.........                .369             .492                      .295
                                          ------           ------                    ------
Net Asset Value, End of the
  Period....................             $15.012          $13.356                   $12.868
                                          ======           ======                    ======
Total Return*...............              15.31%**          7.88%                    (9.11%)**
Net Assets at End of the
  Period (In millions)......                $5.0             $1.3                      $1.1
Ratio of Expenses to Average
  Net Assets*
  (Annualized)..............               2.20%            2.09%                     2.05%
Ratio of Net Investment
  Income to Average Net
  Assets* (Annualized)......               2.98%            3.80%                     3.38%
Portfolio Turnover..........              48.68%          109.10%                   101.54%
*If certain expenses had not
been assumed by VKAC,
total return would have been
lower and the ratios would
have been as follows:
Ratio of Expenses to Average
  Net Assets (Annualized)...               2.23%              N/A                       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (Annualized).......               2.95%              N/A                       N/A
**Non-Annualized

N/A = Not Applicable


See Notes to Financial Statements

14

Notes to Financial Statements
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Utility Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation--Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange shall be valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees or its delegate. Fixed income investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses--Dividend income is recorded on the ex-dividend date; interest income and expenses are recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

15

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Organizational Expenses--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $5,186,334, which will expire on June 30, 2003.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains--The Fund declares and pays dividends quarterly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to these items totaling $59,842 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income. Additional permanent differences

16

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

related to expenses associated with fund mergers (see Note 3) totaling $113,000 were reclassified from accumulated undistributed net investment income to capital.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets                                          % Per Annum
-----------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1995, the Fund recognized expenses of approximately $12,800 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund recognized expenses of approximately $96,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its Trustees. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those Trustees

17

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $31,300.

    At December 31, 1995, VKAC owned 104, 103 and 100 shares of Classes A, B and C, respectively.

3. Capital Transactions
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1995, capital aggregated $59,609,611, $95,954,309 and
$4,622,637 for Classes A, B and C, respectively. For the period ended December 31, 1995, transactions were as follows:


                                                Shares          Value
-------------------------------------------------------------------------
Sales:
  Class A..................................      835,635     $ 10,936,282
  Class B..................................    1,553,316       20,480,539
  Class C..................................      303,355        4,194,908
                                              ----------     ------------
Total Sales................................    2,692,306     $ 35,611,729
                                              ==========     ============
Dividend Reinvestment:
  Class A..................................       97,844     $  1,382,698
  Class B..................................      128,176        1,811,585
  Class C..................................        2,935           42,383
                                              ----------     ------------
Total Dividend Reinvestment................      228,955     $  3,236,666
                                              ==========     ============
Repurchases:
  Class A..................................     (529,235)    $ (7,442,257)
  Class B..................................   (1,039,474)     (14,612,668)
  Class C..................................      (68,578)        (956,618)
                                              ----------     ------------
Total Repurchases..........................   (1,637,287)    $(23,011,543)
                                              ==========     ============

18

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

    At June 30, 1995, capital aggregated $54,774,866, $88,342,760 and
$1,345,079 for Classes A, B and C, respectively. For the year ended June 30, 1995, transactions were as follows:


                                                Shares          Value
-------------------------------------------------------------------------
Sales:
  Class A..................................      542,836     $  7,012,472
  Class B..................................      907,385       11,745,156
  Class C..................................       34,020          436,224
  Class D..................................          -0-              -0-
                                               ---------     ------------
Total Sales................................    1,484,241     $ 19,193,852
                                              ==========     ============
Dividend Reinvestment:
  Class A..................................      150,900     $  1,918,578
  Class B..................................      196,967        2,507,508
  Class C..................................        2,830           35,996
  Class D..................................            1                6
                                               ---------     ------------
Total Dividend Reinvestment................      350,698     $  4,462,088
                                              ==========     ============
Repurchases:
  Class A..................................     (918,564)    $(11,858,442)
  Class B..................................   (1,539,119)     (19,841,320)
  Class C..................................      (30,118)        (382,553)
  Class D..................................         (115)          (1,599)
                                               ---------     ------------
Total Repurchases..........................   (2,487,916)    $(32,083,914)
                                              ==========     ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

19

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                                                Contingent Deferred
                                                   Sales Charge
            Year of Redemption                  Class B     Class C
-------------------------------------------------------------------
First......................................       4.00%       1.00%
Second.....................................       3.75%        None
Third......................................       3.50%        None
Fourth.....................................       2.50%        None
Fifth......................................       1.50%        None
Sixth......................................       1.00%        None
Seventh and Thereafter.....................        None        None

    For the six months ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $8,500 and CDSC on the redeemed shares of Classes B and C of approximately $300,700. Sales charges do not represent expenses of the Fund.

    On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Utilities Income Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 606,825, 1,173,732 and 219,180 shares of Classes A, B and C valued at $8,495,564, $16,432,324 and $3,068,523, respectively, in exchange for AC Fund's net assets. These shares are included in common share sales for the current period. Combined net assets on the date of acquisition were $160,940,399.

4. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $87,711,848 and $71,184,810, respectively.

20

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------------------

5. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended December 31, 1995, are payments to VKAC of approximately $323,600.

21

               Funds Distributed by Van Kampen American Capital

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Emerging Growth Fund
   Enterprise Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Limited Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund
   Texas Tax Free Income Fund

THE GOVETT FUNDS
   Emerging Markets Fund
   Global Income Fund
   International Equity Fund
   Latin America Fund
   Pacific Strategy Fund
   Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

22

                   Van Kampen American Capital Utility Fund

Board of Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside

Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital
Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps,
Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996. All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

23

Van Kampen American Capital Utility Fund

This Page Intentionally Left Blank

24


Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio Management Review............   4
Portfolio of Investments...............   6
Statement of Assets and Liabilities....  12
Statement of Operations................  13
Statement of Changes in Net Assets.....  14
Financial Highlights...................  15
Notes to Financial Statements..........  18


Letter to Shareholders


January 30, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during the second half of 1995. After getting off to a strong start in the first half of the year, the stock and bond markets continued to achieve substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities throughout 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while those investors who retreated after 1994's downturn may have missed out on the double-digit returns.

  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  The rate of economic growth slowed during the second half of 1995, as measured by the gross domestic product (the value of all goods and services produced in the United States). GDP grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the six months ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 14.40 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 6.20 percent on June
30. Bond prices and yields move in opposite directions, so bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers.


Continued on page two

1


U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed income market---including municipal bonds---is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2


        Performance Results for the Period Ended December 31, 1995
            Van Kampen American Capital Balanced Fund
Total Returns                                A Shares   B Shares   C Shares
Six-month total return
based on NAV<F1>..........................      9.56%      9.14%      9.14%
Six-month total return<F2>................      3.26%      5.14%      8.14%
One-year total return based on NAV<F1>....     22.07%     21.17%     21.17%
One-year total return<F2>.................     15.05%     17.17%     20.17%
Life-of-Fund average
   annual total return<F2>................      9.88%     11.16%     13.52%
Distribution rate<F3>.....................      3.63%      3.16%      3.16%
Commencement date.........................   06/24/94   06/24/94   06/24/94



<F1>Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2>Standardized total return assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge for A shares or contingent deferred sales charge for early withdrawal for B and C shares.

<F3>Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3
                         Portfolio Management Review
                Van Kampen American Capital Balanced Fund

We recently spoke with the management team of the Van Kampen American Capital Balanced Fund about the key events and economic forces which shaped the markets during the past six months. The team includes B. Robert Baker, Jr., portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1995.

Q: The stock and bond markets enjoyed strong returns during the second half of 1995. What factors had the most impact on the Fund's performance during the past six months?

A: The stock market as a whole benefited from continued---although slower--- economic growth that generated strong corporate profits without increased inflation. The Fund benefited from our value-oriented approach to stock selection and our emphasis on maintaining an appropriate allocation among stocks, bonds and cash.

  Our stock-picking strategy allowed us to identify stocks that were inexpensive but that had good potential for appreciation. It was our emphasis on stock selection, rather than a focus on particular industries or sectors, that provided most of the Fund's return for the year. The Fund had large holdings in stocks such as AMR (parent company of American Airlines), Exxon and Philip Morris that contributed significantly to the Fund's performance.

  While we did not focus on particular industries, the largest percentage of the Fund's assets were invested in finance, utility and energy stocks. In the energy sector, stocks were somewhat inexpensive in light of the traditional seasonal increase in demand for heating oil and gas. We already have seen an increase in energy prices that has resulted in higher stock prices.

  The Fund's allocation changed only slightly, as we established a cash position. At the end of December, about 60 percent of the Fund's net assets were invested in stocks, about 30 percent in bonds and about 10 percent in cash. The Fund's diversification at the end of the year is illustrated by the chart on page five.

Q: Can you give a few examples of other stocks the Fund owned during the reporting period that did particularly well?

A: We owned stock in all three of the major long-distance telephone companies, AT&T, MCI and Sprint. The prices of these stocks had been depressed because of pending telecommunications deregulation. As the likely changes became more evident, these stocks increased in price. In addition, AT&T announced a major restructuring that caused further increases in the price of its stock.

  The Fund's largest holding at the end of the year was WMX, one of the country's largest waste management firms. The stock is inexpensive relative to both similar stocks and its historical average price. In addition, the company's North American solid waste business is good but we feel that is not reflected in the stock price because of problems in other divisions. We believe its management is addressing those problems, which should result in a higher stock price.

4

[PIE CHART]
Portfolio Holdings by Industry as of December 31, 1995

Government             33.2%
Other*                 28.3%
Oil & Gas               5.6%
Telecommunications      4.9%
Paper                   4.3%
Retail                  3.9%
Chemical                3.5%
Automobile              3.4%
Insurance               3.4%
Foreign                 3.3%
Electric Utilities      3.2%
Healthcare              3.0%

*Other consists of 21 sectors each less than 3%

Q:  How did the Fund perform during the six-months ended
December 31, 1995?

A:  Class A shares of the Fund achieved a total return at net asset value of
9.56 percent<F1>,including reinvestment of dividends totaling $0.3000 per share and a capital gains distribution of $0.9858 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 14.40 percent for the period. The S&P 500-Stock Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Lipper Balanced Fund Index, which reflects the performance of the largest balanced funds, achieved a total return of 9.86 percent, and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance results.)


Q:  What is the outlook for the Fund?

A: The outlook is excellent, which is not to say that a general market correction could not occur in the near-term. However, some very positive forces are present: moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Should the economy slow, the Fund's investment in utility and government securities should provide a cushion against any decline in the broader market.

  Looking farther into the future, these three conditions---aided by the Federal Reserve Board's decision in December to lower short-term interest rates---should lead to increasing corporate profits which, in turn, should lead to higher stock prices and competitive total returns for fixed-income investments.

Alan T. Sachtleben           B. Robert Baker, Jr.
Executive Vice President     Portfolio Manager
Equity Investments


5   Please see footnotes on page three

              Portfolio of Investments
           December 31, 1995 (Unaudited)
--------------------------------------------------------------
Security                                                Market
Description                                  Shares      Value
--------------------------------------------------------------
Common Stocks  60.8%
Aerospace & Defense  1.2%
General Dynamics Corp. ....................   1,400  $  82,775
Rockwell International Corp. ..............   1,300     68,738
                                                     ---------
                                                       151,513
                                                     ---------
Automobile  3.1%
Chrysler Corp. ............................   1,200     66,450
Ford Motor Co. ............................   2,000     58,000
General Motors Corp. ......................   2,500    132,187
TRW Inc. . . . ............................   1,200     93,000
Varity Corp. <F2>..........................   1,100     40,838
                                                     ---------
                                                       390,475
                                                     ---------
Banking  2.0%
Bankamerica Corp. .........................     500     32,375
Bankers Trust NY Corp. ....................     700     46,550
Chemical Banking Corp. ....................   1,300     76,375
Fleet Financial Group Inc. ................     700     28,525
Morgan, J.P. & Co. Inc. ...................     800     64,200
                                                     ---------
                                                       248,025
                                                     ---------
Broadcast, Radio & Television  0.4%
Cox Communications Inc. <F2>...............   2,900      56,550
                                                     ----------
Capital Goods  0.0%
ITT Industries Inc. .......................     100       2,400
                                                     ----------
Chemical  3.2%
Du Pont (E. I.) De Nemours  Co. ...........   1,600     111,800
Mallinckrodt Group Inc. ...................   2,700      98,212
Monsanto Co. ..............................     700      85,750
Nalco Chemical Co. ........................     600      18,075
Praxair Inc. ..............................   2,000      67,250
Union Carbide Corp. .......................     600      22,500
                                                     ----------
                                                        403,587
                                                     ----------
Consumer Durables  0.3%
Newell Co. ................................   1,600      41,400
                                                     ----------
Diversified/Conglomerate
  Manufacturing  1.3%
General Electric Co. ......................   2,215     159,480
                                                     ----------
Electric Utilities  2.9%
Boston Edison Co. .........................     300       8,850
Carolina Power & Light Co. ................     200       6,887
Central & South West Corp. ................     500      13,937
CMS Energy Corp. ..........................     300       8,963
Detroit Edison Co. ........................     700      24,150
FPL Group Inc. ............................   1,200      55,650

6  See Notes to Financial Statements


        Portfolio of Investments (Continued)
          December 31, 1995 (Unaudited)
---------------------------------------------------------
Security                                           Market
Description                             Shares      Value
---------------------------------------------------------
Electric Utilities (Continued)
General Public Utilities Corp. .......     400  $  13,600
Illinova Corp. .......................   1,100     33,000
New York St Electric & Gas Corp. .....     400     10,350
Nipsco Inc. ..........................     200      7,650
Northern STS Power Co. ...............     200      9,825
Ohio Edison Co. ......................     300      7,050
Oklahoma Gas & Electric Co. ..........     200      8,600
Pacificorp ...........................     400      8,500
Peco Energy Co. ......................   2,580     77,722
Pinnacle West Capital Corp. ..........     400     11,500
Public Service Co. <F2>...............   1,100     19,387
Rochester Gas & Electric Corp. .......     300      6,788
Southwestern Public Service Co. ......     200      6,562
Texas Utilities Co. ..................     300     12,338
Unicom Corp. .........................     400     13,100
                                                ---------
                                                  364,409
                                                ---------
Engineering & Construction 0.5%
Fluor Corp. ..........................     400     26,400
Foster Wheeler Corp. .................   1,000     42,500
                                                ---------
                                                   68,900
                                                ---------
Environmental  2.0%
WMX Technologies Inc. ................   8,200    244,975
                                                ---------
Financial Services  2.6%
Allmerica Financial Corp. ............     500     13,500
Bear Stearns Cos Inc. ................   2,500     49,688
Federal Home Loan Mortgage Corp. .....     600     50,100
Federal National Mortgage Assn. ......     700     86,887
Franklin Resources Inc. ..............   1,300     65,488
Great Western Financial Corp. ........   1,300     33,150
Sunamerica Inc. ......................     550     26,125
                                                ---------
                                                  324,938
                                                ---------
Food  1.2%
General Mills Inc. ...................     500     28,875
Nabisco Holdings Corp. ...............   1,400     45,675
Quaker Oats Co. ......................   1,500     51,750
Ralston Purina Co. ...................     400     24,950
                                                ---------
                                                  151,250
                                                ---------

7  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
------------------------------------------------------------------
Security                                                    Market
Description                                      Shares      Value
------------------------------------------------------------------
Healthcare  2.7%
Bristol Myers Squibb Co. ......................   1,040  $  89,310
Caremark International Inc. ...................   7,000    126,875
Community Psychiatric Centers .................   2,500     30,625
Merck & Co. Inc. ..............................   1,000     65,750
Tenet Healthcare Corp. <F2>....................   1,400     29,050
                                                         ---------
                                                           341,610
                                                         ---------
Hotel & Lodging  0.3%
Marriot International Inc. ....................   1,100     42,075
                                                         ---------
Insurance  3.1%
Aetna Life & Casualty Co. .....................     600     41,550
Allstate Corp. ................................   2,200     90,475
AMBAC Inc. ....................................     600     28,125
American Bankers Insurance Group Inc. .........     400     15,600
American International Group Inc. .............     500     46,250
Providian Corp. ...............................   2,000     81,500
St. Paul Cos. Inc. ............................   1,500     83,437
                                                         ---------
                                                           386,937
                                                         ---------
Leisure/Entertainment  1.5%
ITT Corp. .....................................     100      5,300
Time Warner Inc. ..............................   4,100    155,288
Walt Disney Co. ...............................     500     29,500
                                                         ---------
                                                           190,088
                                                         ---------
Mining  1.3%
Barrick Gold Corp. ............................   2,900     76,487
Battle Mountain Gold Co. ......................   1,900     16,027
Freeport McMoran Copper & Gold ................     900     25,312
Homestake Mining Co. ..........................     900     14,063
Newmont Gold Co. ..............................     600     26,250
                                                         ---------
                                                           158,139
                                                         ---------
Mining, Steel, Iron & Non-Precious Metal  0.5%
Nucor Corp. ...................................   1,000     57,125
                                                         ---------
Natural Gas Pipeline and Distribution  1.8%
Coastal Corp. .................................   1,800     67,050
Pacific Enterprises ...........................   1,000     28,250
Panhandle Eastern Corp. .......................   2,300     64,112
Sonat Inc. ....................................   1,700     60,563
                                                         ---------
                                                           219,975
                                                         ---------

8  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
----------------------------------------------------
Security                                      Market
Description                        Shares      Value
----------------------------------------------------
Oil & Gas  5.1%
Amoco Corp. .....................     650  $  46,719
Atlantic Richfield Co. ..........     300     33,225
Baker Hughes Inc. ...............     800     19,500
Exxon Corp. .....................   1,500    120,187
Halliburton Co. .................     700     35,438
Mobil Corp. .....................     700     78,400
Noble Affiliates Inc. ...........   2,000     59,750
Occidental Petroleum Corp. ......   1,900     40,612
Pogo Producing Co. ..............   1,800     50,850
Schlumberger Ltd. ...............     700     48,475
Texaco Inc. .....................   1,200     94,200
Tosco Corp. .....................     400     15,250
                                           ---------
                                             642,606
                                           ---------
Paper  3.9%
Boise Cascade Corp. .............   1,500     51,937
Consolidated Papers Inc. ........     800     44,900
Crown Vantage Inc. <F2>..........     210      2,993
Georgia Pacific Corp. ...........     800     54,900
International Paper Co. .........   2,000     75,750
James River Corp. ...............   5,100    123,037
Mead Corp. ......................     700     36,575
Union Camp Corp. ................   1,200     57,150
Willamette Industries Inc. ......     700     39,375
                                           ---------
                                             486,617
                                           ---------
Personal & Non-Durable  1.9%
Clorox Co. ......................     400     28,650
Colgate Palmolive Co. ...........   1,200     84,300
Dial Corp. ......................   2,800     82,950
Tambrands Inc. ..................     800     38,200
                                           ---------
                                             234,100
                                           ---------
Pharmaceuticals  1.7%
Amgen Inc. ......................     400     23,750
Pfizer Inc. .....................     400     25,200
Pharmacia & Upjohn Inc. <F2>.....   1,160     44,950
Schering Plough Corp. ...........     700     38,325
Warner Lambert Co. ..............     900     87,413
                                           ---------
                                             219,638
                                           ---------

9  See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)
-----------------------------------------------------------------
Security                                                   Market
Description                               Shares            Value
-----------------------------------------------------------------
Printing & Publishing  0.6%
McGraw Hill Inc. ........................     500  $       43,562
New York Times Co. ......................   1,100          32,588
                                                   --------------
                                                           76,150
                                                   --------------
Retail  3.5%
Best Buy Co. Inc. <F2>...................     700          11,375
Dayton Hudson Corp. .....................     900          67,500
Gap Inc. ................................     800          33,600
Harcourt General Inc. ...................   1,000          41,875
Kroger Co. <F2>..........................   2,300          86,250
May Department Stores Co. ...............   1,100          46,475
Sears Roebuck & Co. .....................   1,300          50,700
Sports & Recreation Inc. <F2>............   1,300           9,262
Wal-Mart Stores Inc. ....................   4,400          98,450
                                                   --------------
                                                          445,487
                                                   --------------
Technology  2.6%
Avnet Inc. ..............................     300          13,425
Emerson Electric Co. ....................     400          32,700
Gateway 2000 Inc. <F2>...................   1,100          26,950
General Motors Corp. (Class H Common)....     700          34,387
Hewlett Packard Co. .....................     400          33,500
Honeywell Inc. ..........................     700          34,038
Intel Corp. .............................     400          22,700
International Business Machines .........     800          73,400
LSI Logic Corp. <F2>.....................     700          22,925
Motorola Inc. ...........................     400          22,800
National Semiconductor Corp. <F2>........     700          15,575
                                                   --------------
                                                          332,400
                                                   --------------
Telecommunications  4.4%
Ameritech Corp. .........................     675          39,825
AT & T Corp. ............................   1,350          87,412
Bell Atlantic Corp. .....................     600          40,125
Bellsouth Corp. .........................   2,100          91,350
Frontier Corp. ..........................   1,000          30,000
MCI Communications Corp. ................   2,200          57,475
Nynex Corp. .............................     700          37,800
Pacific Telesis Group ...................     600          20,175
SBC Communications Inc. .................     700          40,250
Sprint Corp. ............................   2,400          95,700
Worldcom Inc. <F2>.......................     500          17,625
                                                   --------------
                                                          557,737
                                                   --------------

10                                         See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995 (Unaudited)

------------------------------------------------------------------------------------------------------
Security                                                                                        Market
Description                                                                       Shares         Value
------------------------------------------------------------------------------------------------------
Tobacco  1.6%
Philip Morris Cos. Inc. .........................................................   2,200  $   199,100
                                                                                           -----------
Transportation  0.6%
AMR Corp. <F2>...................................................................     500       37,125
Illinois Central Corp. ..........................................................     900       34,538
                                                                                           -----------
                                                                                                71,663
                                                                                           -----------
Foreign  3.0%
Canadian National Railway Co. (Canada) <F2>......................................     350        5,250
Norsk Hydro A S - ADR (Norway) ..................................................   1,600       67,000
Repsol SA - ADR  (Spain) ........................................................   2,000       65,750
Royal Dutch Petroleum Co. (Netherlands) .........................................   1,100      155,238
Telefonica de Espana - ADR (Spain) ..............................................   1,000       41,875
Total S A (France) ..............................................................   1,100       37,400
                                                                                           -----------
                                                                                               372,513
                                                                                           -----------
Total Common Stocks..............................................................            7,641,862
                                                                                           -----------
Government and Agency Fixed-Income Securities (U.S.)  30.2%
   Federal Home Loan Bank Corp. Series P2 ($1,000,000 par, 8.50% coupon, 02/08/02
   maturity, S&P rating AAA).............................................................    1,054,540
   US Treasury Bond ($2,400,000 par, 7.25% coupon, 05/15/16 maturity)....................    2,741,246
                                                                                           -----------
Total Government and Agency Fixed-Income Securities......................................    3,795,786
                                                                                           -----------
Total Long-Term Investments 91.0%
   (Cost $10,752,501) <F1>...............................................................   11,437,648
Short-Term Investments at Amortized Cost  10.9%
   Federal Home Loan Mtg Disc Note ($1,365,000 par, yielding 5.75%, maturing 01/02/96) ..    1,364,782
Liabilities in Excess of Other Assets  (1.9%)............................................    (241,285)
                                                                                           -----------
Net Assets  100%.........................................................................  $12,561,145
                                                                                           ===========


<F1>  At December 31, 1995, cost for federal income tax purposes is $10,752,501;
      the aggregate gross unrealized appreciation is $796,799 and the aggregate gross unrealized depreciation is $111,652, resulting in net unrealized appreciation of $685,147.

<F2>  Non-income producing security as this stock currently does not declare dividends.

11  See Notes to Financial Statements


Statement of Assets and Liabilities
December 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $10,752,501) (Note 1).............................  $  11,437,648
Short-Term Investments (Note 1)......................................................      1,364,782
Cash.................................................................................          4,929
Receivables:
  Interest...........................................................................         56,231
  Investments Sold...................................................................         45,628
  Fund Shares Sold...................................................................         26,012
  Dividends..........................................................................         17,469
Unamortized Organizational Expenses (Note 1).........................................         55,626
                                                                                       -------------
     Total Assets....................................................................     13,008,325
                                                                                       -------------

Liabilities:
Payables:
  Income and Capital Gains Distributions.............................................        148,074
  Fund Shares Repurchased............................................................        145,597
  Investments Purchased..............................................................        103,156
Accrued Expenses.....................................................................         47,026
                                                                                       -------------
     Total Liabilities...............................................................        443,853
                                                                                       -------------

Net Assets...........................................................................  $  12,564,472
                                                                                       =============
Net Assets Consist of:
Capital (Note 3) ....................................................................  $  11,599,214
Net Unrealized Appreciation on Investments...........................................        685,147
Accumulated Undistributed Net Investment Income......................................          8,336
Accumulated Net Realized Gain on Investments.........................................        271,775
                                                                                       -------------
Net Assets...........................................................................  $  12,564,472
                                                                                       =============

Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $4,940,159 and 317,339 shares of capital stock issued and outstanding)
     (Note 3)........................................................................  $       15.57
     Maximum sales charge (5.75%* of offering price).................................            .95
                                                                                       -------------
     Maximum offering price to public................................................  $       16.52
                                                                                       =============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $6,832,865
     and 439,142 shares of capital stock issued and outstanding) (Note 3)............  $       15.56
                                                                                       =============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $791,448
     and 50,854 shares of capital stock issued and outstanding) (Note 3).............  $       15.56
                                                                                       =============
*On sales of $50,000 or more, the sales charge will be reduced.

12  See Notes to Financial Statements


Statement of Operations
For the Six Months Ended December 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------
Investment Income:
Interest...........................................................................  $      173,766
Dividends (Net of foreign withholding taxes of $506)...............................          84,112
                                                                                     ---------------
     Total Income..................................................................         257,878
                                                                                     ---------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $6,109, $33,042 and $3,942, respectively) (Note 5)...............................          43,093
Investment Advisory Fee (Note 2)...................................................          42,945
Registration.......................................................................          36,500
Custody............................................................................          31,043
Printing...........................................................................          15,640
Audit..............................................................................          15,640
Shareholder Services (Note 2)......................................................          13,434
Trustees Fees and Expenses (Note 2)................................................           9,600
Amortization of Organizational Expenses (Note 1)...................................           8,067
Legal (Note 2).....................................................................           6,072
Other..............................................................................           3,546
                                                                                     ---------------
     Total Expenses................................................................         225,580
     Less Fees Deferred and Expenses Reimbursed ($42,945 and $111,823,
     respectively).................................................................         154,768
                                                                                     ---------------
       Net Expenses................................................................          70,812
                                                                                     ---------------
Net Investment Income..............................................................  $      187,066
                                                                                     ===============

Realized and Unrealized Gain/Loss on Investments:
  Realized Gain/Loss on Investments:
  Proceeds from Sales..............................................................  $   13,017,792
Cost of Securities Sold............................................................     (11,980,453)
                                                                                     ---------------
Net Realized Gain on Investments...................................................       1,037,339
                                                                                     ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period..........................................................         808,706
  End of the Period................................................................         685,147
                                                                                     ---------------
Net Unrealized Depreciation on Investments During the Period.......................        (123,559)
                                                                                     ---------------
Net Realized and Unrealized Gain on Investments....................................  $      913,780
                                                                                     ===============
Net Increase in Net Assets from Operations.........................................  $    1,100,846
                                                                                     ===============

13  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Six Months Ended December 31, 1995 and the Period Ended June 30, 1995 (Unaudited)
------------------------------------------------------------------------------------------------------------
                                                                                          From June 24, 1994
                                                                                            (Commencement of
                                                                   Six Months Ended   Investment Operations)
                                                                  December 31, 1995         to June 30, 1995
                                                                  ------------------------------------------
From Investment Activities:
Operations:
Net Investment Income............................................  $        187,066   $             375,863
Net Realized Gain/Loss on Investments............................         1,037,339                  (9,560)
Net Unrealized Appreciation/Depreciation on Investments..........          (123,559)                808,706
                                                                   -----------------  ----------------------
Change in Net Assets from Operations ............................         1,100,846               1,175,009
                                                                   -----------------  ----------------------
Distributions from Net Investment Income:
  Class A Shares.................................................           (91,638)               (156,268)
  Class B Shares.................................................          (103,182)               (177,438)
  Class C Shares.................................................           (12,096)                (13,922)
  Class D Shares.................................................               -0-                     (49)
                                                                   -----------------  ----------------------
                                                                           (206,916)               (347,677)
                                                                   -----------------  ----------------------
Distributions from Net Realized Gain on Investments (Note 1):
  Class A Shares.................................................          (297,718)                    -0-
  Class B Shares.................................................          (408,895)                    -0-
  Class C Shares.................................................           (49,391)                    -0-
                                                                   -----------------  ----------------------
                                                                           (756,004)                    -0-
                                                                   -----------------  ----------------------
     Total Distributions.........................................          (962,920)                    -0-
                                                                   -----------------  ----------------------
Net Change in Net Assets from Investment Activities..............           137,926                 827,332
                                                                   -----------------  ----------------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold........................................         1,697,421              13,761,643
Net Asset Value of Shares Issued
  Through Dividend Reinvestment..................................           788,907                 264,667
Cost of Shares Repurchased.......................................        (2,129,476)             (2,789,668)
                                                                   -----------------  ----------------------
Net Change in Net Assets from Capital Transactions...............           356,852              11,236,642
                                                                   -----------------  ----------------------
Total Increase in Net Assets.....................................           494,778              12,063,974
Net Assets:
Beginning of the Period..........................................        12,069,694                   5,720
                                                                   -----------------  ----------------------
End of the Period (Including undistributed net investment income
  of $8,336 and $28,186, respectively)...........................  $     12,564,472   $          12,069,694
                                                                   =================  ======================

14  See Notes to Financial Statements

Financial Highlights
-----------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
-----------------------------------------------------------------------------------------------
                                                                             From June 24, 1994
                                                                               (Commencement of
                                                       Six Months Ended  Investment Operations)
Class A Shares                                        December 31, 1995        to June 30, 1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............  $         15.388   $              14.300
                                                      -----------------  ----------------------
  Net Investment Income.............................              .279                    .572
  Net Realized and Unrealized Gain on Investments...             1.186                   1.041
                                                      -----------------  ----------------------
Total from Investment Operations....................             1.465                   1.613
                                                      -----------------  ----------------------
Less:
  Distributions from Net Investment Income..........              .300                    .525
  Distributions from Net Realized
     Gain on Investments (Note 1)...................              .986                     -0-
                                                      -----------------  ----------------------
Total Distributions.................................             1.286                    .525
                                                      -----------------  ----------------------
Net Asset Value, End of the Period..................  $         15.567   $              15.388
                                                      =================  ======================
Total Return*.......................................             9.56%**                11.53%
Net Assets at End of the Period (In millions).......  $          4.9     $               4.8
Ratio of Expenses to Average Net
  Assets* (Annualized)..............................              .72%                   1.15%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..................             3.52%                   4.01%
Portfolio Turnover..................................           107.23%                 120.95%

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (Annualized)...........................             3.26%                   2.76%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)...................              .98%                   2.40%

**Non-Annualized

15  See Notes to Financial Statements

Financial Highlights (Continued)
-----------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
-----------------------------------------------------------------------------------------------
                                                                            From June 24, 1994
                                                                              (Commencement of
                                                       Six Months Ended  Investment Operations)
Class B Shares                                        December 31, 1995       to June 30, 1995
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............  $         15.389   $              14.300
                                                      -----------------  ----------------------
  Net Investment Income.............................              .217                    .464
  Net Realized and Unrealized Gain on Investments...             1.186                   1.056
                                                      -----------------  ----------------------
Total from Investment Operations....................             1.403                   1.520
                                                      -----------------  ----------------------
Less:
  Distributions from Net Investment Income..........              .246                    .431
  Distributions from Net Realized
     Gain on Investments (Note 1)...................              .986                      -0
                                                      -----------------  ----------------------
Total Distributions.................................             1.232                    .431
                                                      -----------------  ----------------------
Net Asset Value, End of the Period..................  $         15.560   $              15.389
                                                      -----------------  ----------------------
Total Return*.......................................             9.14%**                 10.82%
Net Assets at End of the Period (In millions).......  $          6.8     $                6.6
Ratio of Expenses to Average Net
  Assets* (Annualized)..............................             1.46%                    1.88%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..................             2.78%                    3.27%
Portfolio Turnover..................................           107.23%                  120.95%

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (Annualized)...........................             4.00%                   3.48%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)...................              .24%                   1.67%

**Non-Annualized

16  See Notes to Financial Statements


Financial Highlights (Continued)
-----------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
-----------------------------------------------------------------------------------------------
                                                                            From June 24, 1994
                                                                              (Commencement of
                                                      Six Months Ended   Investment Operations)
Class C Shares                                       December 31, 1995        to June 30, 1995
==============================================================================================
Net Asset Value, Beginning of the Period...........  $         15.388   $              14.300
                                                      -----------------  ----------------------
  Net Investment Income............................              .222                    .426
  Net Realized and Unrealized Gain on Investments..             1.185                   1.093
                                                      -----------------  ----------------------
Total from Investment Operations...................             1.407                   1.519
                                                      -----------------  ----------------------
Less:
  Distributions from Net Investment Income.........              .246                    .431
  Distributions from Net Realized
     Gain on Investments (Note 1)..................              .986                     -0-
                                                      -----------------  ----------------------
Total Distributions................................             1.232                    .431
                                                      -----------------  ----------------------
Net Asset Value, End of the Period.................  $         15.563   $              15.388
                                                     =================  ======================
Total Return*......................................             9.14%**                10.82%
Net Assets at End of the Period (In millions)......  $           .8     $                .8
Ratio of Expenses to Average Net
  Assets* (Annualized).............................             1.46%                   1.90%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized).................             2.78%                   3.19%
Portfolio Turnover.................................           107.23%                 120.95%

* If certain expenses had not been assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (Annualized)...........................            4.00%                   3.48%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)...................             .24%                   1.61%

**Non-Annualized

17  See Notes to Financial Statements

Notes to Financial Statements
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Balanced Fund (the "Fund") is organized as a series of the Van Kampen American Capital Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide its shareholders with current income, while also seeking to provide shareholders with capital growth. The Fund commenced investment operations on June 24, 1994, and has outstanding three classes of common shares, Classes A, B and C.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments in securities listed on a securities exchange shall be valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange shall be valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees or its delegate. Fixed income investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Dividend income is recorded on the ex-dividend date; interest income and expenses are recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security.

18

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Organizational Expenses-The Fund has agreed to reimburse Van Kampen
American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $80,000. These costs are being amortized on a straight line basis over the 60 month period ending June 24, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1995, the Fund had an accumulated capital loss carry forward for tax purposes of $9,560, which will expire on June 30, 2003.

  Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains-The Fund declares daily and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.


19

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .70 of 1%
Over $500 million......  .65 of 1%


  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended December 31, 1995, the Fund incurred expenses of approximately $11,800 representing VKAC's cost of providing accounting, cash management and legal services to the Fund all of which was waived by VKAC.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the six months ended December 31, 1995, the Fund incurred expenses of approximately $6,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit, all of which was assumed by VKAC.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $7,600.

  At December 31, 1995, VKAC owned 106 shares each of Classes A, B and C.


20


Notes to Financial Statements (Continued)
  December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1995, capital aggregated $4,553,730, $6,318,484 and $727,000 for Classes A, B and C, respectively. For the six months ended December 31, 1995, transactions were as follows:

                                    Shares            Value
------------------------------------------------------------
Sales:
  Class A......................     53,086   $      850,684
  Class B......................     50,786          822,156
  Class C......................      1,523           24,581
                                 ----------  ---------------
Total Sales....................    105,395   $    1,697,421
                                 ==========  ===============
Dividend Reinvestment:
  Class A......................     22,434   $      350,379
  Class B......................     27,282          425,706
  Class C......................        822           12,822
                                 ----------  ---------------
Total Dividend Reinvestment....     50,538   $      788,907
                                 ==========  ===============
Repurchases:
  Class A......................    (66,927)  $   (1,072,247)
  Class B......................    (65,734)      (1,052,759)
  Class C......................       (283)          (4,470)
                                 ----------  ---------------
Total Repurchases..............   (132,944)  $   (2,129,476)
                                 ==========  ===============

21
Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

  At June 30, 1995, capital aggregated $4,424,914, $6,123,381 and $694,067 for
Classes A, B and C, respectively. For the period ended June 30, 1995, transactions were as follows:

                                    Shares            Value
------------------------------------------------------------
Sales:
  Class A......................    375,263   $    5,399,046
  Class B......................    532,317        7,659,184
  Class C......................     49,426          703,213
  Class D......................         14              200
                                 ----------  ---------------
Total Sales....................    957,020   $   13,761,643
                                 ==========  ===============
Dividend Reinvestment:
  Class A......................      8,285   $      121,482
  Class B......................      9,487          139,212
  Class C......................        273            3,968
  Class D......................        -0-                5
                                 ----------  ---------------
Total Dividend Reinvestment....     18,045   $      264,667
                                 ==========  ===============
Repurchases:
  Class A......................    (74,902)  $   (1,097,044)
  Class B......................   (115,096)      (1,676,445)
  Class C......................     (1,007)         (14,544)
  Class D......................       (114)          (1,635)
                                 ----------  ---------------
Total Repurchases..............   (191,119)  $   (2,789,668)
                                 ==========  ===============

22

Notes to Financial Statements (Continued)
December 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                  Contingent Deferred
                                     Sales Charge
Year of Redemption          Class B                Class C
----------------------------------------------------------
First.....................  4.00%                  1.00%
Second....................  3.75%                  None
Third.....................  3.50%                  None
Fourth....................  2.50%                  None
Fifth.....................  1.50%                  None
Sixth.....................  1.00%                  None
Seventh and Thereafter....  None                   None


  For the period ended December 31, 1995, VKAC, as Distributor for the Fund, paid net commissions on sales of the Fund's Class A shares of approximately $4,300 and received CDSC on the redeemed shares of Classes B and C of approximately $19,800. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the six months ended December 31, 1995, were $11,973,477 and $11,980,453, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended December 31, 1995, are payments to VKAC of approximately $26,100.


23

              Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

   Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

24

              Van Kampen American Capital Balanced Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside



Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256



Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

25